                                                                     EXHIBIT 4-I

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                            FORD MOTOR CREDIT COMPANY

                                       AND

                              THE BANK OF NEW YORK,
                                     TRUSTEE

                        ---------------------------------

                         SEVENTH SUPPLEMENTAL INDENTURE

                              DATED AS OF [ ], 2005

                            SUPPLEMENTAL TO INDENTURE

                    DATED AS OF JULY 1, 1985, AS SUPPLEMENTED
                    BY THE FIRST SUPPLEMENTAL INDENTURE DATED
                AS OF NOVEMBER 15, 1987, THE SECOND SUPPLEMENTAL
                   INDENTURE DATED AS OF OCTOBER 15, 1988, THE
                    THIRD SUPPLEMENTAL INDENTURE DATED AS OF
                     MARCH 1, 1996, THE FOURTH SUPPLEMENTAL
                    INDENTURE DATED AS OF MARCH 1, 1998, THE
                    FIFTH SUPPLEMENTAL INDENTURE DATED AS OF
                  FEBRUARY 1, 2000, AND THE SIXTH SUPPLEMENTAL
                      INDENTURE DATED AS OF AUGUST 27, 2003

                        ---------------------------------

                           FLOATING RATE DEMAND NOTES

                        ---------------------------------


================================================================================

         SEVENTH SUPPLEMENTAL INDENTURE, dated as of the [ ] day of [ ], 2005, between Ford Motor Credit Company, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), party of the first part, and The Bank of New York, a corporation duly incorporated and existing under the laws of the State of New York (hereinafter sometimes called the "Trustee"), as Trustee under the indenture of the Company (the "Original Indenture"), dated as of July 1, 1985, as supplemented by a first supplemental indenture (the "First Supplemental Indenture") dated as of November 15, 1987, a second supplemental indenture (the "Second Supplemental Indenture") dated as of October 15, 1988, a third supplemental indenture (the "Third Supplemental Indenture") dated as of March 1, 1996, a fourth supplemental indenture (the "Fourth Supplemental Indenture") dated as of March 1, 1998, a fifth supplemental indenture (the "Fifth Supplemental Indenture") dated as of February 1, 2000 and a Sixth Supplemental Indenture (the "Sixth Supplemental Indenture") dated as of August 27, 2003 (the "Original Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, and as amended and further supplemented hereby, being hereinafter called the "Indenture"), party of the second part.

         WHEREAS, the Company desires to provide for the issuance from time to time of Floating Rate Demand Notes of the Company (hereinafter called the "Notes") issuable for the purposes and subject to the limitations contained in the Indenture, as amended and supplemented hereby;

         WHEREAS, Notes in the aggregate principal amount of $250,000,000 have been previously authorized for issuance from time to time under the Original Indenture and additional Notes have been previously authorized for issuance in the aggregate principal amount of $250,000,000 under the First Supplemental Indenture, $500,000,000 under the Second Supplemental Indenture, $1,000,000,000 under the Third Supplemental Indenture, $2,000,000,000 under the Fourth Supplemental Indenture, $3,000,000,000 under the Fifth Supplemental Indenture and $3,000,000,000 under the Sixth Supplemental Indenture;

         WHEREAS, the Company desires to provide that the aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is not limited;

         WHEREAS, Section 11.01(b) of the Indenture provides that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the holders of the Notes;

         WHEREAS, Section 11.01(c) of the Indenture provides that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to cure any ambiguity or supplement any provision contained in the Indenture or in any supplemental indenture which may be defective or inconsistent with any other provision contained therein or to make such other provisions in regard to matters of questions arising under the Indenture as shall not adversely affect the interests of the holders of the Notes;

         WHEREAS, Section 11.01(f) of the Indenture provides that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to create Notes in addition to the Notes initially issuable under the Indenture and identical thereto;

         WHEREAS, Section 11.01(g) of the Indenture provides that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to modify, amend or supplement the Indenture in such a manner as to reflect any termination, suspension or modification of the Plan as permitted under the Plan;

         WHEREAS, the Company has made modifications to the Plan (as defined in the Original Indenture) to change the name of the "Ford Money Market Account Plan" to "Ford Interest Advantage Terms and Conditions", to change the name under which the Notes are offered from "Ford Money Market Account" to "Ford Interest Advantage", and to provide for the issuance of Notes in global form;

         WHEREAS, the text of the Notes and the Trustee's certificate of authentication to be borne by the Notes are to be substantially in the forms set forth in Exhibit A hereto; and

         WHEREAS, the Company represents that all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as in the Indenture and this Seventh Supplemental Indenture provided, the valid, binding and legal obligations of the Company and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Seventh Supplemental Indenture and the issue under the Indenture, as amended and supplemented hereby, of the Notes have in all respects been duly authorized, and the Company, in the exercise of legal right and power in it vested, is executing this Seventh Supplemental Indenture and proposes to make, execute, issue and deliver the Notes.

         NOW, THEREFORE:

         In order to declare the terms and conditions upon which the Notes are authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes by the holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Notes, as follows:

                                  ARTICLE ONE.

                             DEFINED TERMS AND NAMES

         SECTION 1.01. Definitions. Effective on the date of this Seventh Supplemental Indenture, with respect to Notes issued on or after the date of this Seventh Supplemental Indenture, for all purposes of the Indenture and this Seventh Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article, (ii) any term that is defined in both the Original Indenture and this Seventh Supplemental Indenture shall have the meaning assigned to such term in this Seventh Supplemental Indenture, (iii) any capitalized term that is used in this Seventh

Supplemental Indenture but not defined herein shall have the meaning specified in the Original Indenture, and (iv) as used in this Seventh Supplemental Indenture, the terms "herein," "hereof," "hereby," "hereto," "hereunder" and other words of similar import refer to this Seventh Supplemental Indenture.

Board Resolution:

         The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Definitive Note:

         The term "Definitive Note" shall mean a certificated Note registered in the name of the Noteholder thereof and issued in accordance with Section 2.12 of the Indenture, as amended hereby, in the form of Exhibit A hereto.

Depositary:

         The term "Depositary" shall mean, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.11 of the Indenture, as amended hereby, as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary under the Indenture, as amended hereby, by the Company.

Global Note Legend:

         The term "Global Note Legend" shall mean the legend set forth in
Section 2.02 of the Indenture, as amended hereby, which is required to be placed on all Global Notes issued under this Seventh Supplemental Indenture.

Global Notes:

         The term "Global Notes" shall mean a permanent global note in the form of Exhibit A attached hereto that is deposited with or on behalf of and registered in the name of the Depositary.

Program Account:

         The term "Program Account" shall mean, with respect to each beneficial holder of Notes issued hereunder pursuant to the Terms and Conditions, an account established by the Agent Bank for such person to which all investments in Notes, whether in global or definitive form, made by such person from time to time under the Terms and Conditions shall be credited, all interest paid by the Company from time to time in respect of such investments shall be credited and all amounts paid to such person in connection with the redemption of Notes or otherwise in respect of such investments shall be debited.

Program Balance and Principal Balance:

         The terms "Program Balance" and "Principal Balance" shall mean (i) with respect to a Global Note and the Program Accounts relating thereto, the aggregate principal amount from time to time credited to all such Program Accounts, including but not limited to the aggregate principal amount invested and accrued interest, if any, after deducting amounts debited from all such Program Accounts from time to time, including but not limited to the redemption of the aggregate principal amount and accrued interest, if any, and (ii) with respect to a Definitive Note and the Program Account relating thereto, the aggregate amount from time to time credited to such Program Account after deducting amounts debited from all such Program Account from time to time.

Terms and Conditions:

         The term "Terms and Conditions" shall mean the Ford Interest Advantage Terms and Conditions established by the Company, as amended or supplemented from time to time.

         SECTION 1.02. Change of Name. Effective on the date of this Seventh Supplemental Indenture, with respect to Notes issued on or after the date of this Seventh Supplemental Indenture, all references in the Indenture to "Ford Money Market Account," "Plan Balance" and "Ford Money Market Account Plan" are hereby replaced by "Ford Interest Advantage," "Program Balance" and "Ford Interest Advantage Terms and Conditions," respectively. Additionally, with respect to the Notes issued on or after the date hereof, the definition for the term "Plan" shall be deleted from Section 1.01 of the Indenture, and all references to the defined term "Plan" in the Indenture shall be replaced with references to the defined term "Terms and Conditions." With respect to the Notes issued on or after the date hereof, the definition for the term "Plan Account" shall be deleted from Section 1.01 of the Indenture, and all references to the defined term "Plan Account" in the Indenture shall be replaced with references to the defined term "Program Account."

                                  ARTICLE TWO.

                                    THE NOTES

         SECTION 2.01. Change in Designation; Amount Unlimited. Effective on the date of this Seventh Supplemental Indenture, with respect to the Notes issued on or after the date of this Seventh Supplemental Indenture, Section 2.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

                  "SECTION 2.01. Designation; Amount Unlimited; Authentication and Delivery of Notes. The Notes shall be designated as Floating Rate Demand Notes and shall be issued in accordance with the Terms and Conditions, the provisions of which are incorporated herein. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is not limited. Prior to the issuance of Notes under this Indenture, there may be established in or pursuant to a Board Resolution and set forth, or determined in the manner provided, in an Officers' Certificate any limit upon the aggregate principal amount of Notes that may be authenticated and delivered under this Indenture. Any such Board Resolution and the Officers' Certificate shall be delivered to the Trustee at or prior to the delivery of the applicable Notes for authentication to the Trustee. Subject to the foregoing sentence, the Notes may be signed on behalf of the Company in accordance with Section
         2.04 of this Indenture and delivered to the Trustee for authentication accompanied by a written order of the Company, signed by its Chairman of the Board or its President or a Vice President or its Treasurer or its Controller or its Secretary or an Assistant Treasurer or an Assistant Controller or an Assistant Secretary directing the Trustee to authenticate and deliver said Notes, and the Trustee shall thereupon authenticate and deliver said Notes as directed in such written order, without any further action by the Company."

         SECTION 2.02. Global Note Provisions.

         (a) Effective on the date of this Seventh Supplemental Indenture, with respect to Notes issued on or after the date of this Seventh Supplemental Indenture, Section 2.02 of the Indenture is hereby amended and restated in its entirety to read as follows:

                  "SECTION 2.02. Form of Notes and Trustee's Certificate. The Notes may be issued in global form and shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon). The Notes may have additional notations, legends or endorsements required by law, regulation, stock exchange rule or usage. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate Principal Balance outstanding from time to time as reflected on the books and records of the Company maintained by the Agent Bank under the Terms and Conditions. Each Global Note shall bear a legend in substantially the following form:

         "THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE BANK OF NEW YORK OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, A NEW YORK CORPORATION, OR ANY SUCCESSOR DEPOSITARY (THE "DEPOSITARY"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE DEPOSITARY, AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN."

         The Trustee's certificate of authentication to be borne by the Notes shall be substantially in the form included in Exhibit A hereto. Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon) and shall be issuable without coupons."

         (b) Effective on the date of this Seventh Supplemental Indenture, with respect to Notes issued on or after the date of this Seventh Supplemental Indenture, Section 2.03 of the Indenture is hereby amended and restated in its entirety to read as follows:

                  "SECTION 2.03 Date. Each Note shall be dated the date of its authentication and shall bear interest from and after such date in accordance with the provisions of the Terms and Conditions."

         (c) Effective on the date of this Seventh Supplemental Indenture, with respect to Notes issued on or after the date of this Seventh Supplemental Indenture, the following Sections shall be added at the end of Article Two of the Indenture:

                  "SECTION 2.11. Depositary. The Company initially appoints The Bank of New York to act as Depositary with respect to the Global Notes and reserves the right to appoint successor depositaries from time to time."

                  "SECTION 2.12. Transfer and Exchange of Global Notes. Notwithstanding Section 2.10 of this Indenture, a Global Note may be transferred by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Company for Definitive Notes if (i) the Depositary delivers to the Company a written notice that it is unwilling or unable to continue to act as Depositary and a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee. Upon the occurrence of any of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Section 2.07 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.12 or Section 2.07 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note."

                  "SECTION 2.13. Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes pursuant to Section 2.12 hereof, or a particular Global Note has been redeemed or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.08 hereof. At any time prior to such cancellation, if any particular Global Note is redeemed in part, the Principal Balance of Notes represented by such Global Note shall be reduced accordingly on the books and records of the Company maintained by the Agent Bank under the Terms and Conditions to reflect such reduction."

                                 ARTICLE THREE.

                            MISCELLANEOUS PROVISIONS.

         SECTION 3.01. This Seventh Supplemental Indenture is executed by the Company and the Trustee pursuant to the provisions of subsections (b), (c), (f) and (g) of Section 11.01 of the Original Indenture, and the terms and conditions hereof shall be deemed to be part of the Indenture for all purposes. The Indenture, as amended and supplemented hereby, is in all respects hereby adopted, ratified and confirmed.

         SECTION 3.02. This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 3.03. The Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company. The Trustee makes no representations and shall have no responsibility as to the validity or sufficiency of this Seventh Supplemental Indenture or the due authorization and execution hereof by the Company.

         SECTION 3.04. Except as specifically amended hereby, all terms and conditions of the Indenture remain in full force and effect.

         SECTION 3.05. This Seventh Supplemental Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

         IN WITNESS WHEREOF, FORD MOTOR CREDIT COMPANY, the party of the first part, has caused this Seventh Supplemental Indenture to be duly signed and acknowledged by its Chairman of the Board or its President or an Executive Vice President or a Vice President or its Treasurer, its Secretary or an Assistant Secretary thereunto duly authorized, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary; and THE BANK OF NEW YORK, as Trustee under the Indenture, the party of the second part, has caused this Seventh Supplemental Indenture to be duly signed and acknowledged by one of its Vice Presidents or Assistant Vice Presidents thereunto duly authorized, and its corporate seal to be affixed hereunto, and the same to be attested by one of its duly authorized officers.


                                     FORD MOTOR CREDIT COMPANY



                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

Attest:

Assistant Secretary

[CORPORATE SEAL]


                                     THE BANK OF NEW YORK



                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

Attest:

Name:
     -------------------------------

Title:
      ------------------------------

[CORPORATE SEAL]

STATE OF MICHIGAN )
                  )    ss.:
COUNTY OF WAYNE   )



         On this _____ day of ________________, 2005, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that she/he resides at _______________________________; that she/he is
__________________ of FORD MOTOR CREDIT COMPANY, one of the corporations described in and which executed the above instrument; that she/he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she/he signed her/his name thereto by like authority.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    ________________________________________
                                    Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK  )
                   )    ss.:
COUNTY OF NEW YORK )



         On this _____ day of __________, 2005, before me personally came __________________, to me known, by me duly sworn, did depose and say that she/he resides at ______________________________________; that she/he is
______________ of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that she/he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she/he signed her/his name thereto by like authority.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    __________________________________
                                    Notary Public

[NOTARIAL SEAL]

                                                                       EXHIBIT A
                                 [FORM OF NOTE]

SUBJECT TO THE TERMS AND CONDITIONS, THIS NOTE IS NOT ASSIGNABLE OR TRANSFERABLE, IN WHOLE OR IN PART, EITHER DIRECTLY OR BY OPERATION OF LAW OR OTHERWISE. NO ATTEMPTED ASSIGNMENT OR TRANSFER HEREOF OTHERWISE SHALL BE EFFECTIVE. NOTWITHSTANDING THE FOREGOING, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, TO ANOTHER NOMINEE OF THE BANK OF NEW YORK OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, A NEW YORK CORPORATION, AND ANY SUCCESSOR DEPOSITARY (THE "DEPOSITARY"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INSOMUCH AS THE DEPOSITARY, AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.

                            FORD MOTOR CREDIT COMPANY

                             Ford Interest Advantage
                           Floating Rate Demand Notes

      FORD MOTOR CREDIT COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York, as Depositary, the aggregate unpaid principal amount of up to $ [ ] billion ("Principal Balance"), if any, outstanding from time to time hereunder as shown on the books and records of the Company maintained by the agent (the "Agent Bank") for the Company under the Ford Interest Advantage Terms and Conditions (the "Terms and Conditions"), and, to the extent permitted by law, to pay interest on the Principal Balance, at a rate per annum from time to time determined pursuant to the Terms and Conditions.

      Interest on the Principal Balance shall be accrued daily and credited to the Principal Balance hereof as of the last day of each calendar month until the Principal Balance has been paid or duly provided for in accordance with the provisions of the Terms and Conditions.

      The Principal Balance is payable, in whole or in part, on demand by the holder of this Note at any time after the date hereof. Accrued interest hereunder not credited to the Principal Balance as herein provided shall be payable in whole on demand by the holder of this Note at any time after the date hereof in accordance with the provisions of the Terms and Conditions. The Principal Balance hereof together with accrued interest hereunder not credited to the Principal Balance as herein provided may be redeemed by the Company in whole at any time following the date hereof, all as more fully set forth below.

      Payment of the Principal Balance and accrued and unpaid interest of this Note will be made to the person whose name is set forth above, or in accordance with the instructions of such person given in accordance with the provisions of the Terms and Conditions, at the office or agency of the Company maintained for that purpose, in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

      SUBJECT TO THE TERMS AND CONDITIONS, THIS NOTE IS NOT ASSIGNABLE OR TRANSFERABLE, IN WHOLE OR IN PART, EITHER DIRECTLY OR BY OPERATION OF LAW OR OTHERWISE. NO ATTEMPTED ASSIGNMENT OR TRANSFER HEREOF OTHERWISE SHALL BE EFFECTIVE.

      This Note is a duly authorized issue of Notes of the Company, designated as its Floating Rate Demand Notes (hereinafter called the "Notes"), all issued under and pursuant to an indenture dated as of July 1, 1985, duly executed and delivered by the Company and The Bank of New York, a New York corporation (hereinafter called the "Trustee"), to which indenture and all indentures supplemental thereto (hereinafter called the "Indenture") reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

      The Company, at its option, may redeem this Note, together with interest thereon accrued and unpaid in accordance with the provisions of the Terms and Conditions (a) to the extent that the aggregate Principal Balance payable to any investor hereunder is less than $1,000 (or such other amount as the Company from time to time may determine), or (b) in the event that the Company shall have elected at any time to suspend or terminate the offering of the Notes.

      The Notes are subject to repayment in whole or in part at the option of the beneficial holders thereof on demand by written request, or, if arrangements therefor have been made with the Agent Bank in accordance with the provisions of the Terms and Conditions, by check redemption or electronic transfer.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% of the aggregate Principal Balance of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes (other than supplements to the Indenture or supplemental indentures increasing the aggregate principal amount of Notes for issuance thereunder or reflecting modifications of the Plan as permitted thereunder); provided, however, that no such supplemental indenture shall (i) diminish the Principal Balance of any Note, or accrued and unpaid interest thereon, or (ii) reduce the aforesaid percentage of Notes, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to the declaration of maturity of the Notes upon the occurrence of an Event of Default as permitted by the Indenture, the holders of a majority of the aggregate Principal Balance of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default under the Indenture and its consequences, except a default in the payment of the Principal Balance of or interest on any of the Notes. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder.

      No reference herein to the Indenture and no reference to any provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Balance of and interest on this Note at the place, at the respective times, at the rate and in the currency herein prescribed.

      At all times after the date hereof the Company, the Trustee, the Agent Bank and any other paying agent may deem and treat the holder hereof, as set forth in the books and records of the

Company maintained by the Agent Bank, as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the Principal Balance of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      In the event (i) the Depositary delivers to the Company a written notice that it is unwilling or unable to continue to act as Depositary and a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee, the Depositary shall surrender this Note to the Trustee for cancellation whereupon the Company will execute and the Trustee will authenticate and deliver Notes of this series in definitive registered form without coupons, in an aggregate principal amount equal to the principal amount of this Note at the time outstanding in exchange for this Note.

      This Note shall be deemed to be a contract made under the law of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication shall have been signed manually or in facsimile by the Trustee under the Indenture referred to on the reverse hereof.

      IN WITNESS WHEREOF, Ford Motor Credit Company has caused this instrument to be signed by its Chairman of the Board, or its President, or one of its Vice Presidents, and by its Treasurer or one of its Assistant Treasurers, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

Dated: ___________________                     FORD MOTOR CREDIT COMPANY

                                               By __________________________


(Corporate Seal)                               By __________________________

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


      This is one of the Notes described in the within-mentioned Indenture.

                                                 THE BANK OF NEW YORK,
                                                 not in its individual capacity,
                                                 but solely as Trustee,

                                                 By _________________________
                                                     Authorized Signature



Dated: __________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

__________________________________________________________________________
(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

______________________________________
(Print or Type Name and Address, including Zip Code, of Assignee)

the attached Note, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated__________________


NOTE: The signature to this assignment must correspond with the name as written upon the face of the attached Note in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.